Supplement dated May 8, 2014 to the Wilmington Funds

Prospectus dated August 31, 2013 (the “Prospectus”)

Effective May 8, 2014, the information in the Prospectus with respect to the Wilmington Mid-Cap Growth Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund, and Wilmington Strategic Allocation Aggressive Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

1.	Effective May 8, 2014, Jeff Schollaert, CFA, of Wilmington Trust Investment Advisors, Inc. (“WTIA”) was added as an assistant portfolio manager to the Wilmington Mid-Cap Growth Fund.

The following supplements information on page 12 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Jeff Schollaert, CFA	Vice President and Assistant Portfolio Manager at WTIA	2014

2.	Effective May 8, 2014, Clayton M. Albright, III, of WTIA ceased to be a portfolio manager of the Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund, and Wilmington Strategic Allocation Aggressive Fund (collectively, the “Strategic Funds”). Mr. Albright was replaced on the Strategic Funds by Rex Macey, CFA, CFP, CIMA, of WTIA. Accordingly, all references to Mr. Albright in the Prospectus are hereby deleted and replaced as described below.

The following supplements information on pages 40, 45, and 50 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Rex Macey, CFA, CFP, CIMA	Senior Vice President at WTIA	2014

3.	The following amends and replaces information on page 114 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

Mid-Cap Growth Fund – Mark Schultz, CFA is the lead manager for the Mid-Cap Growth Fund (the “Fund”) and Jeff Schollaert, CFA assists in the management of the Fund. They collaborate on purchases and sales decisions and on the sector and capitalization weightings.

Strategic Allocation Moderate Fund, Strategic Allocation Aggressive Fund and Strategic Allocation Conservative Fund (Strategic Funds) – Mark J. Stevenson, CFA, Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA and Rex Macey, CFA, CFP, CIMA, co-manage the Strategic Funds. Under normal circumstances, Mr. Stevenson, Mr. Savadove, Mr. Choinski or Mr. Macey initially recommends changes to the allocation among and the selection of the Underlying Funds. The co-managers who did not initiate the allocation recommendation then contribute input and analysis and the portfolio managers jointly decide the investment approach to be implemented.

4.	The following supplements the information on page 115 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Rex Macey, CFA, CFP, CIMA, is Senior Vice President, Chief Allocation Officer and Director of Investment Research at WTIA. Mr. Macey directs the strategic and tactical asset allocation research for Wilmington Trust Company. Mr. Macey is a senior member of the firm’s Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.

Jeff Schollaert, CFA, is an assistant portfolio manager focusing on the financial services, energy, materials, and utilities sectors. Prior to joining WTIA in 2008, Mr. Schollaert worked for American Capital Strategies where he was a founding member of a financials dedicated long-short equity hedge fund. Before moving to the buy-side, he worked at Wachovia Capital Markets as a senior sell-side equity research analyst covering the consumer finance sector. Mr. Schollaert holds a mathematics degree from Colgate University, where he graduated magna cum laude, and earned his M.B.A. from the Robert Smith School of Business at the University of Maryland.

Please keep this Supplement for future reference.

SP-WT-PRO-001-0514

Supplement dated May 8, 2014 to the Wilmington Funds

Statement of Additional Information dated August 31, 2013 (the “SAI”)

Effective May 8, 2014, Clayton M. Albright, III, of Wilmington Trust Investment Advisors, Inc. (“WTIA”), ceased to be a portfolio manager of the Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund, and Wilmington Strategic Allocation Aggressive Fund (collectively, the “Strategic Funds”). Accordingly, all references to Mr. Albright in the SAI are hereby deleted.

Effective May 8, 2014, Rex Macey, CFA, CFP, CIMA, of WTIA was added as a portfolio manager to the Strategic Funds and Jeff Schollaert, CFA, of WTIA was added as an assistant portfolio manager to the Wilmington Mid-Cap Growth Fund (the “Mid-Cap Growth Fund”).

The following supplements the information on page 101 of the SAI for the Strategic Funds:

Other Accounts Managed (As of May 8, 2014)

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed*	Total Assets of Accounts (millions)*
Rex Macey, CFA, CFP, CIMA
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

Dollar value range of shares owned in Strategic Allocation Aggressive Fund: None.

Dollar value range of shares owned in Strategic Allocation Conservative Fund: None.

Dollar value range of shares owned in Strategic Allocation Moderate Fund: None.

*	None of the accounts has an advisory fee that is based on the performance of the account.

The following supplements the information on page 102 of the SAI for the Mid-Cap Growth Fund:

Other Accounts Managed (As of May 8, 2014)

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed*	Total Assets of Accounts (millions)*
Jeff Schollaert, CFA
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	25	$59

Dollar value range of shares owned in Strategic Allocation Aggressive Fund: $1 - $10,000.

*	None of the accounts has an advisory fee that is based on the performance of the account.

Please keep this Supplement for future reference.

SP-WT-SAI-001-0514